IVY FUNDS
Delaware Ivy Smid Cap Core Fund
(formerly Delaware Ivy Small Cap Core Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

By the end of second quarter 2022/early third quarter 2022 (the “Effective Date”), the transfer agent for the Fund will transition from Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), to Delaware Investments Fund Services Company (“DIFSC”).

1.
On the Effective Date, all references in the Fund’s Summary Prospectus to WISC are replaced with DIFSC unless otherwise noted below.  DIFSC, an affiliate of the Fund’s investment manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Also, on the Effective Date, BNY Mellon Investment Servicing (US) Inc. will provide sub-transfer agency services to the Fund.

2.
On the Effective Date, in all references in the Fund’s Summary Prospectus to shareholder correspondence and transactions with WISC, references to WISC’s telephone number and mailing address are replaced with the following:

•	By calling 800 523-1918;
•	By regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); and
•	By overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722).

3.	Effective immediately, all references in the Fund’s Summary Prospectus to ivyinvestments.com are hereby replaced with references to delawarefunds.com.

4.	Effective immediately, all references in the Fund’s Summary Prospectus to Class B shares are hereby removed.

5.
On the Effective Date, all references to Delaware Distributors, L.P. and WISC in the applicable Fund’s contractual and voluntary waiver disclosures in the “What are the Fund’s fees and expenses?” section in the Summary Prospectus are hereby removed.

6.	On the Effective Date, the following replaces the disclosure in the section of the Summary Prospectus entitled “Purchase and redemption of Fund shares” in its entirety:

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

7.
The Fund serves as an investment option or is an underlying investment option for a fund of funds in the Ivy InvestEdSM 529 Plan (the “Plan”). In connection with the transition of the Plan to a new program manager and distributor effective June 13, 2022, the Fund’s Summary Prospectus is updated to include the following language:

In early June, it is anticipated that the Fund will sell securities as necessary to transfer assets attributable to the Plan’s investment in connection with the conversion of the Plan to a new program manager and distributor effective June 13, 2022 (the “Redemption”).
In connection with the Redemption, the Fund may experience adverse effects on portfolio management, including: selling securities when it would not otherwise do so; generating tax consequences if such sales of securities result in net gains; and experiencing an increase in transaction costs or portfolio turnover.
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated April 29, 2022.